                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                          ----------------------------


                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      December 24, 1997
                                                  ------------------------------


                              THE HE-RO GROUP, LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     1-10860                    13-36155898
--------------------------------------------------------------------------------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)

                  530 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (212) 398-6161
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.



         (a)      Unaudited Financial Statements of Nah Nah Collections, Inc.


                  1. Financial Statements for three years ended April 30, 1995, 1996 and 1997.


                  2. Interim Financial Statements for the period May 1, 1997 to December 23, 1997.


         (b)      Pro Forma Financial Information.


                         Pro Forma Combined Condensed Balance Sheet and Statment of Operations for The He-Ro Group, Ltd. giving effect to the reverse acquisition.


         (c) The following documents are filed herewith as exhibits to this Form 8-K/A:

                  2.1 Stock Purchase Agreement dated as of October 16, 1997, among the Registrant, Nah Nah, Hong J. Han and
                         Della Rounick (previously filed with the initial report on Form 8-K).

                  16.1 Letter from Arthur Andersen (previously filed with Amendment No.1 to Form 8-K).


                  99.1 Factoring and Revolving Inventory Loan and Security Agreement dated as of December 24, 1997, among The He-Ro Group, Inc., Nah Nah Collections, Inc., HRNL, Inc., The He-Ro Group, Ltd. and its several wholly-owned, active U.S. subsidiaries and Heller Financial, Inc. (previously filed with initial report on Form 8-K).

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 9, 1998

                                                  THE HE-RO GROUP, LTD.



                                                  By:  /s/ Hong J. Han
                                                  ------------------------------
                                                       Hong J. Han
                                                       President and
                                                       Chief Executive Officer

                                  Exhibit Index

                  *2.1 Stock Purchase Agreement dated as of October 16, 1997, among the Registrant, Nah Nah, Hong J. Han and Della Rounick.

                  *16.1  Letter from Arthur Andersen.


                  *99.1 Factoring and Revolving Inventory Loan and Security Agreement dated as of December 24, 1997, among The He-Ro Group, Inc., Nah Nah Collections, Inc., HRNL, Inc., The He-Ro Group, Ltd. and its several wholly-owned, active U.S. subsidiaries and Heller Financial, Inc.


                  -------------------------
                  * Previously filed.

                           NAH NAH COLLECTIONS, INC.
                                 BALANCE SHEET
                              AS AT APRIL 30, 1995
                                  (UNAUDITED)


                                     ASSETS


CURRENT ASSETS
  Cash in Bank and on Hand                               $   32,588
  Due from Factor - (Note 2)                              1,176,539
  Accounts Receivable - Unassigned                          259,986
  Merchandise Inventory - (Note 1)                        2,268,954
  Prepaid Expenses and Miscellaneous Receivables             24,834
                                                         ----------

        Total Current Assets                                          $3,762,901


FIXED AND OTHER ASSETS
  Fixed Assets Net (Note 1)                                 315,498
  Security Deposits                                          86,360
                                                         ----------

        Total Fixed and Other Assets                                     401,858
                                                                      ----------

        TOTAL ASSETS                                                  $4,164,759
                                                                      ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Accounts Payable                                       $2,160,671
  Loan Payable - Cho Hung Bank                              402,090
  Accrued Expenses and Sundry Liabilities                    52,122
  Equipment Lease Payable                                    17,902
  Corporate Taxes Payable                                    95,354
                                                         ----------

        Total Current Liabilities                                      2,728,139

SUBORDINATED LOANS (Note 3)                                              500,000

STOCKHOLDER'S EQUITY
  Capital Stock                                              50,000
  Retained Earnings                                         886,620
                                                         ----------
        Total Stockholder's Equity                                       936,620
                                                                      ----------

        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                    $4,164,759
                                                                      ==========

                           NAH NAH COLLECTIONS, INC.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                       FOR THE YEAR ENDED APRIL 30, 1995
                                  (UNAUDITED)



Net Sales                                                            $22,454,975

Cost of Goods Sold                                                    17,099,871
                                                                     -----------

Gross Profit                                                           5,355,104

Operating Expenses                                                     5,030,092
                                                                     -----------

Net Income Before Provision for Taxes                                    325,012

Provision for Income Taxes                                               140,000
                                                                     -----------

Net Income                                                               185,012

Retained Earnings -- May 1, 1994                                         710,608
                                                                     -----------

Retained Earnings -- April 30, 1995                                  $   866,620
                                                                     ===========

                            NAH NAH COLLECTIONS, INC.
                             STATEMENT OF CASH FLOW
                        FOR THE YEAR ENDED APRIL 30,1995
                        --------------------------------
                                  (UNAUDITED)



CASH FLOW FROM OPERATING ACTIVITIES:
  Net Income                                                        $ 185,012

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
  Provided By Operating Activities:
    Depreciation and Amortization                      $  49,433
    Decrease in Due From Factor                          141,212
    Increase in Accounts Receivable                      (39,374)
    Increase in Merchandise Inventory                   (368,848)
    Decrease in Prepaid Expenses                          30,903
    Decrease in Deterred Interest                         10,706
    Decrease in Accounts Payable                         (67,743)
    Increase in Accrued Expenses                          46,546
    Increase in Corporate Income Taxes Payable            48,130
                                                       ---------
          Total Adjustments                                          (149,035)
                                                                    ---------
  Net Cash Provided by Operating Activities                            35,977


CASH FLOW (USED) FOR INVESTING ACTIVITIES:
  Capital Expenditures                                               (219,665)

CASH FLOW PROVIDED BY FINANCING ACTIVITIES:
  Loan Payable -  Cho Hung Bank                          214,514
  Reduction of Long Term Debt                            (18,731)
                                                       ---------
    Net Cash Provided by Financing Activities                         195,783
                                                                    ---------
Increase in Cash                                                       12,095

Cash-- At May 1,1994                                                   20,493
                                                                    ---------
Cash-- At April 30,1995                                             $  32,588
                                                                    =========

                            NAH NAH COLLECTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1995
                                  (UNAUDITED)



NOTE 1 - PRINCIPLES OF ACCOUNTING

      MERCHANDISE INVENTORY

            Inventory has been submitted by management and is valued at the lower of cost or market on a first-in, first-out basis. Merchandise inventory at April 30,1995 is summarized as follows:

            Piece Goods                                      $   580,384
            Work in Process                                      380,179
            Finished Goods                                     1,308,391
                                                               ---------
                                                             $ 2,268,954
                                                               =========

      DEPRECIATION

            Fixed assets are being depreciated over applicable useful lives using straight line and accelerated methods. Depreciation and amortization for the year ended April 30,1995 amounted to $49,433.

            DESCRIPTION
            -----------
            Furniture and Fixtures                            $  211,866
            Computer Equipment                                   193,572
            Leasehold Improvements                                57,701
                                                                 -------
                                                                 463,139
            Less:   Accumulated Depreciation
                    and Amortization                             147,641
                                                              $  315,498
                                                                 =======
NOTE 2 - DUE FROM FACTOR

            The company sells its trade accounts receivable to Heller Financial, Inc. without recourse, up to maximum limits established by the factor for each individual customer. Receivables in excess of such limitations are subject to recourse in the event of nonpayment by the customer. At April 30, 1995, no material amounts were subject to recourse.

                            NAH NAH COLLECTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  APRIL 30, 1995
                                  (UNAUDITED)



NOTE 3 - SUBORDINATED LOANS

            Subordinated loans totalling $500,000 are filed with Solo Credit Service Corp.; $250,000 to expire December 31,1995 and $250,000 until revocation.


NOTE 4 - CONTINGENT LIABILITIES

            The company leases office, selling and shipping facilities. There are provisions for increases based on real estate taxes and expenses.


            At April 30,1995, the minimum annual rental commitments for noncancelable leases are:

                        YEAR                               AMOUNT
                        ----                               ------
                        1996                             $444,000
                        1997                             $396,000
                        1998                             $232,000
                        1999                             $188,000
                        2000                             $109,000

            The Company is contingently liable for open letters of credit in the amount of $73,853.

                            NAH NAH COLLECTIONS, INC.

                                 BALANCE SHEETS

                                   (UNAUDITED)

                                     ASSETS


                                                                        April 30,
                                                                  ----------------------
                                                                  1997              1996
                                                                  ----              ----
Current assets:
   Accounts receivable (Note 2)                                $  349,960        $  292,484
   Due from factor (Note 2)                                       407,983         2,016,539
   Inventories (Notes 1, 2 and 3)                               4,295,756         3,820,048
   Prepaid expenses and other current assets                        8,427             8,275
                                                               ----------        ----------
            Total current assets                                5,062,126         6,137,346

Property and equipment, at cost, less accumulated
   depreciation and amortization (Notes 1 and 4)                  394,193           348,428

Security deposits                                                  75,387            87,533
                                                               ----------        ----------

              Total assets                                     $5,531,706        $6,573,307
                                                               ==========        ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
   Cash overdraft                                              $  166,650        $  515,287
   Note payable - bank (Note 6)                                 1,385,000         2,255,000
   Accounts payable                                             2,006,821         2,002,647
   Current portion of capital lease obligation (Note 7)            20,084            17,352
   Accrued expenses and other miscellaneous liabilities           122,978           131,764
   Income taxes payable                                            66,810            15,687
                                                               ----------        ----------
            Total current liabilities                           3,768,343         4,937,737
                                                               ----------        ----------

Notes payable - stockholder - subordinated (Note 5)               250,000           250,000
Long-term portion of capital lease obligation (Note 7)             60,172            79,437
                                                               ----------        ----------
                                                                  310,172           329,437
                                                               ----------        ----------
Commitments (Note 8)

Stockholder's equity:
   Common stock - no par value, authorized, issued
      and outstanding 200 shares                                   50,000            50,000
   Additional paid-in capital (Note 5)                            250,000           250,000
   Retained earnings                                            1,153,191         1,006,133
                                                               ----------        ----------
            Total stockholder's equity                          1,453,191         1,306,133
                                                               ----------        ----------

            Total liabilities and stockholder's equity         $5,531,706        $6,573,307
                                                               ==========        ==========

                (SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS)

                            NAH NAH COLLECTIONS, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                                   (UNAUDITED)


                                                    For The Years Ended
                                                          April 30,
                                                   -----------------------
                                                   1997               1996
                                                   ----               ----
Net sales (Note 9)                              $21,328,798        $23,158,020

Cost of goods sold                               16,262,235         17,682,964
                                                -----------        -----------

Gross profit                                      5,066,563          5,475,056
                                                -----------        -----------

Expenses:
   Selling and shipping                           1,917,312          2,086,812
   General and administrative                     2,496,169          2,931,941
   Interest expense                                 451,597            316,660
                                                -----------        -----------

                                                  4,865,078          5,335,413
                                                -----------        -----------

Income before provision for income taxes            201,485            139,643

Provision for income taxes                           54,427             20,130
                                                -----------        -----------

Net income                                          147,058            119,513

Retained earnings - beginning                     1,006,133            886,620
                                                -----------        -----------

Retained earnings - end                         $ 1,153,191        $ 1,006,133
                                                ===========        ===========

                (SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS)

                            NAH NAH COLLECTIONS, INC.

                            STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)


                                                                                      For The Years Ended
                                                                                            April 30,
                                                                                   -------------------------
                                                                                   1997                 1996
                                                                                   ----                 ----
Cash flows from operating activities:
   Net income                                                                  $   147,058          $    119,513
   Adjustments to reconcile net income to net cash
      provided by (used in) operating activities:
         Depreciation and amortization                                             134,456               141,929
         Increase (decrease) in cash attributable to changes
            in operating assets and liabilities:
              Accounts receivable                                                  (57,476)              (32,498)
              Due from factor                                                    1,608,556              (840,000)
              Inventories                                                         (475,708)           (1,551,094)
              Prepaid expenses and other current assets                               (152)               16,559
              Security deposits                                                     12,146                (1,173)
              Accounts payable                                                       4,174            (1,408,147)
              Accrued expenses and miscellaneous liabilities                        (8,786)            1,329,765
              Income taxes payable                                                  51,123               (79,667)
                                                                               -----------          ------------
Net cash provided by (used in) operating activities                              1,415,391            (2,304,813)
                                                                               -----------          ------------

Cash flows from investing activities:
   Acquisition of property and equipment                                          (180,221)              (71,359)
                                                                               -----------          ------------
Net cash used in investing activities                                             (180,221)              (71,359)
                                                                               -----------          ------------

Cash flows from financing activities:
   Net (repayments) proceeds of cash overdraft                                    (348,637)              515,287
   Net (repayments) proceeds of bank loan                                         (870,000)            1,852,910
   Repayment of equipment lease                                                    (16,533)              (24,613)
                                                                               -----------          ------------
Net cash (used in) provided by financing activities                             (1,235,170)            2,343,584
                                                                               -----------          ------------
Net decrease in cash                                                                 -0-                 (32,588)

Cash at beginning of year                                                            -0-                  32,588
                                                                               -----------          ------------

Cash at end of year                                                            $     -0-            $       -0-
                                                                               ===========          ============

                                   (CONTINUED)

                            NAH NAH COLLECTIONS, INC.

                            STATEMENTS OF CASH FLOWS

                                   (CONCLUDED)


                                   (UNAUDITED)


                                                                                   For The Years Ended
                                                                                        April 30,
                                                                                 -------------------------
                                                                                 1997                 1996
                                                                                 ----                 ----

                  SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
                            AND FINANCING ACTIVITIES

Assets acquired under capital leases                                                                  $103,500
                                                                                                      ========

Conversion of subordinated long-term debt
   to additional paid-in capital                                                                      $250,000
                                                                                                      ========


                SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for:
   Interest                                                                     $451,597              $291,660
   Income taxes                                                                   $6,475                64,376

                (SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS)

                            NAH NAH COLLECTIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                   (UNAUDITED)


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Line of Business:

      The Company is a manufacturer of party and mother of the bride dresses selling primarily to major department stores throughout the United States.

      Inventories:

      Inventories are stated at the lower of cost or market, cost generally being determined on a first-in, first-out basis.

      Depreciation and Amortization:

      Depreciation and amortization is provided by both straight-line and accelerated methods over the estimated useful lives of the related assets as follows:

                  Furniture and fixtures                      5-7 years
                  Machinery and equipment                     5-7 years
                  Leasehold improvements                  Term of lease


      Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized.

      Cash and Cash Equivalents:

      For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

      Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Reclassifications:

      Certain reclassifications have been made to the April 30, 1996 financial statements to conform with the April 30, 1997 presentation.

2.    DUE FROM FACTOR:

      The Company has a factoring agreement, wherein the factor purchases substantially all of the trade accounts receivable and assumes substantially all credit risks with respect to such accounts. To the extent that the Company draws on funds prior to the average maturity date of accounts receivable sold to the factor, the Company pays interest on such funds at 1% above the prime lending rate per annum. The Company has pledged accounts receivable and inventory acquired under letters of credit, if any, to collateralize such indebtedness to the factor. The Company is contingently liable to the factor for merchandise disputes, customers claims, etc. on receivables sold to the factor.

3.    INVENTORIES:

      Inventories consist of the following:

                                                              April 30,
                                                       ----------------------
                                                       1997              1996
                                                       ----              ----
            Raw materials                           $1,088,186        $  779,598
            Work-in-process                            865,373           785,031
            Finished goods                           2,342,197         2,255,419
                                                    ----------        ----------

                                                    $4,295,756        $3,820,048
                                                    ==========        ==========

4.    PROPERTY AND EQUIPMENT:

      Property and equipment consist of the following:

                                                              April 30,
                                                      ------------------------
                                                      1997                1996
                                                      ----                ----
            Furniture and fixtures                  $182,207            $178,325
            Machinery and equipment                  399,130             394,805
            Leasehold improvements                   236,882              64,868
                                                    --------            --------

                                                     818,219             637,998
            Less: Accumulated depreciation           424,026             289,570
                                                    --------            --------

                                                    $394,193            $348,428
                                                    ========            ========

      Machinery and equipment include the following amounts held under capital leases:

                                                              April 30,
                                                       ----------------------
                                                       1997              1996
                                                       ----              ----
            Machinery and equipment                  $103,500           $103,500
            Less accumulated depreciation              53,820             17,250
                                                     --------           --------

                                                     $ 49,680           $ 86,250
                                                     ========           ========

5.    NOTE PAYABLE - STOCKHOLDER - SUBORDINATED:

      At April 30, 1997, the Company is obligated on a note payable to the stockholder of the Company, in the amount of $250,000 which is due January 1, 1999. The note is subordinated to the general creditors. During the year ended April 30, 1996, $250,000 of subordinated long-term debt was converted to paid in capital.

6.    NOTE PAYABLE - BANK:

      At April 30, 1997, the Company has $1,385,000 outstanding under a revolving credit grid note, wherein the Company can borrow up to $3,500,000. The loan bears interest at 1% over the bank's prime rate and is due August 31, 1997. On April 30, 1997, the interest rate was 9.5% per annum.

7.    CAPITAL LEASE OBLIGATION:

      The Company entered into a capital lease agreement for office equipment expiring in 2001, with monthly payments of approximately $2,200. The obligation is collateralized by the respective equipment.

      The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of April 30, 1997:

            For the Fiscal Year
             Ending April 30,                                       Amount
             ----------------                                       ------
                   1998                                             $26,695
                   1999                                              26,695
                   2000                                              26,695
                   2001                                              15,572
                                                                    -------

           Net minimum lease payments                                95,657
           Less amount representing interest                         15,401
                                                                    -------

           Present value of net minimum lease payments               80,256
           Less current portion                                      20,084
                                                                    -------

                                                                    $60,172
                                                                    =======

8.    COMMITMENTS:

      Lease Commitments:

      The Company leases showroom, administrative and warehouse space under noncancelable long-term leases expiring in November 2000. Approximate minimum annual future rentals (exclusive of real estate taxes, maintenance etc.) for the next five years and in the aggregate, are as follows:

                    Years Ending
                      April 30,                               Amount
                      ---------                               ------
                       1998                                  $502,000
                       1999                                   185,000
                       2000                                   110,000
                                                             --------

                                                             $797,000
                                                             ========

      Rental expense charged to operations was approximately $454,000 and $562,000 for the years ended April 30, 1997 and 1996.

9.    SALES TO MAJOR CUSTOMERS:

      Sales activity with one major customer accounted for approximately $3,674,000 and $4,861,500 or 17% and 21% of net sales for the years ended April 30, 1997 and 1996.

                            NAH NAH COLLECTIONS, INC.

                                  BALANCE SHEET

                                DECEMBER 23, 1997

                                   (UNAUDITED)

                                     ASSETS

Current assets:
   Accounts receivable (Note 2)                                   $  389,439
   Due from factor (Note 2)                                          462,325
   Inventories (Notes 1, 2 and 3)                                  4,799,048
   Due from affiliate (Note 4)                                       157,010
   Prepaid expenses and other current assets                         253,089
   Prepaid income taxes                                               16,969
                                                                  ----------
            Total current assets                                   6,077,880

Property and equipment, at cost, less accumulated
   depreciation and amortization (Notes 1 and 5)                     345,897

Security deposits                                                     95,726
                                                                  ----------

              Total assets                                        $6,519,503
                                                                  ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
   Cash overdraft                                                 $  577,333
   Note payable - bank (Note 7)                                    2,949,414
   Accounts payable                                                1,170,117
   Current portion of capital lease obligation (Note 8)               11,818
   Accrued expenses and other miscellaneous liabilities              170,721
                                                                  ----------
            Total current liabilities                              4,879,403
                                                                  ----------

Notes payable - stockholder - subordinated (Note 6)                  250,000
Long-term portion of capital lease obligation (Note 8)                60,172
                                                                  ----------
                                                                     310,172
                                                                  ----------
Commitments (Note 9)

Stockholder's equity:
   Common stock - no par value, authorized, issued
      and outstanding 200 shares                                      50,000
   Additional paid-in capital                                        250,000
   Retained earnings                                               1,029,928
                                                                  ----------
            Total stockholder's equity                             1,329,928
                                                                  ----------

            Total liabilities and stockholder's equity            $6,519,503
                                                                  ==========

                (SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS)

                            NAH NAH COLLECTIONS, INC.

                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                 FOR THE PERIOD MAY 1, 1997 TO DECEMBER 23, 1997

                                   (UNAUDITED)


Net sales (Note 10)                        $ 12,871,875

Cost of goods sold                            9,765,821
                                           ------------

Gross profit                                  3,106,054
                                           ------------

Expenses:
   Selling and shipping                       1,328,956
   General and administrative                 1,744,695
   Interest expense                             249,572
                                           ------------

                                              3,323,223
                                           ------------

Loss before credit for income taxes            (217,169)

Credit for income taxes                         (93,906)
                                           ------------

Net loss                                       (123,263)

Retained earnings - beginning                 1,153,191
                                           ------------

Retained earnings - end                    $  1,029,928
                                           ============

                (SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS)

                            NAH NAH COLLECTIONS, INC.

                             STATEMENT OF CASH FLOWS

                 FOR THE PERIOD MAY 1, 1997 TO DECEMBER 23, 1997

                                   (UNAUDITED)


Cash flows from operating activities:
   Net loss                                                                                         $   (123,263)
   Adjustments to reconcile net loss to net cash
      used in operating activities:
         Depreciation and amortization                                                                   101,888
         Increase (decrease) in cash attributable to changes
            in operating assets and liabilities:
              Accounts receivable                                                                        (39,479)
              Due from factor                                                                            (54,342)
              Inventories                                                                               (503,292)
              Due from affiliate                                                                        (157,010)
              Prepaid expenses and other current assets                                                 (244,662)
              Prepaid income taxes                                                                       (16,969)
              Security deposits                                                                          (20,339)
              Accounts payable                                                                          (836,704)
              Accrued expenses and other miscellaneous liabilities                                        47,743
              Income taxes payable                                                                       (66,810)
                                                                                                    ------------
Net cash used in operating activities                                                                 (1,913,239)
                                                                                                    ------------

Cash flows from investing activities:
   Acquisition of property and equipment                                                                 (53,592)
                                                                                                    ------------
Net cash used in investing activities                                                                    (53,592)
                                                                                                    ------------
Cash flows from financing activities:
   Net proceeds of cash overdraft                                                                        410,683
   Net proceeds of bank loan                                                                           1,564,414
   Repayment of equipment lease                                                                           (8,266)
                                                                                                    ------------
Net cash provided by financing activities                                                              1,966,831
                                                                                                    ------------

Cash at beginning and end of period                                                                 $       -0-
                                                                                                    ===========

                SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:
   Interest                                                                                            $274,572
   Income taxes                                                                                          14,214

                (SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS)

                            NAH NAH COLLECTIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                   (UNAUDITED)


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Subsequent Acquisition:


      On December 24, 1997, He-Ro Group, Ltd. ("He-Ro") acquired all the outstanding capital stock of Nah Nah Collections, Inc. (the "Company") from Hong J. Han, president of Nah Nah, in exchange for the issuance by He-Ro to Mr. Han of 5,277,905 shares of He-Ro common stock (equivalent to 44% of the combined entities' issued and outstanding capital stock), pursuant to a Stock Purchase Agreement dated October 16, 1997 (the "Stock Purchase Agreement"), among the Company, He-Ro, Mr. Han and the former principal shareholder of He-Ro. In addition, the former principal shareholder of He-Ro granted to Mr. Han, or his designee, an irrevocable proxy to vote the 4,430,748 shares of He-Ro common stock owned by her, giving Mr. Han voting control over a total of approximately 81% of He-Ro's issued and outstanding stock. This transaction will be accounted for as a reverse acquisition.


      On December 24, 1997, He-Ro entered into a new factoring and revolving inventory loan and security agreement with Heller Financial, Inc. The factoring advances, inventory and letter of credit facility under the agreement may not exceed $20,000,000 in the aggregate. The Company granted to Heller continuing security interest in substantially all of their assets. The obligations to Heller are further collateralized by a guaranty by He-Ro and its subsidiaries, and the obligations of such guarantors are collateralized by liens on substantially all of the assets of the guarantors. (See Note 2.)

      Line of Business:

      The Company is a manufacturer of party and mother of the bride dresses selling primarily to major department stores throughout the United States.

      Inventories:

      Inventories are stated at the lower of cost or market, cost generally being determined on a first-in, first-out basis.

      Depreciation and Amortization:

      Depreciation and amortization is provided by both straight-line and accelerated methods over the estimated useful lives of the related assets as follows:

                  Furniture and fixtures                      5-7 years
                  Machinery and equipment                     5-7 years
                  Leasehold improvements                  Term of lease

      Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized.

      Cash and Cash Equivalents:

      For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

      Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    DUE FROM FACTOR:

      On December 24, 1997, in connection with the Stock Purchase Agreement, the Company's then existing factoring agreement was replaced with a new factoring agreement, whose terms are substantially the same as the prior agreement (see Note 1), wherein the factor purchases substantially all of the trade accounts receivable and assumes substantially all credit risks with respect to such accounts. To the extent that the Company draws on funds prior to the average maturity date of accounts receivable sold to the factor, the Company pays interest on such funds at 1% above the prime lending rate per annum. The Company has pledged accounts receivable and inventory acquired under letters of credit, if any, to collateralize such indebtedness to the factor. The Company is contingently liable to the factor for merchandise disputes, customers claims, etc. on receivables sold to the factor.

3.    INVENTORIES:

      Inventories consist of the following:

                Raw materials                     $    757,426
                Work-in-process                        827,616
                Finished goods                       3,214,006
                                                  ------------

                                                  $  4,799,048
                                                  ============

4.    DUE FROM AFFILIATE:

      Due from affiliate, a corporation owned 100% by the Company's stockholder, represents non-interest bearing advances for operating purposes.

5.    PROPERTY AND EQUIPMENT:

      Property and equipment consist of the following:

            Furniture and fixtures                     $182,207
            Machinery and equipment                     442,378
            Leasehold improvements                      247,226
                                                       --------
                                                        871,811

            Less accumulated depreciation               525,914
                                                       --------
                                                       $345,897
                                                       ========


      Machinery and equipment include the following amounts held under capital leases:


            Machinery and equipment                    $103,500
            Less accumulated depreciation                73,692
                                                       --------

                                                       $ 29,808
                                                       ========

6.    NOTE PAYABLE - STOCKHOLDER - SUBORDINATED:

      At December 23, 1997, the Company is obligated on a note payable to the stockholder of the Company, in the amount of $250,000 which is due on January 1, 1999. The note is subordinated to the general creditors.

7.    NOTE PAYABLE - BANK:

      At December 23, 1997, the Company had $2,949,414 outstanding under a revolving credit grid note, wherein the Company can borrow up to $3,500,000. The loan bears interest at 1% over the bank's prime rate, the interest rate was 9.5% per annum on December 23, 1997. In connection with the Stock Purchase Agreement on December 24, 1997, $1,975,000 was paid and a promissory note for the balance in the amount of $999,115 due and payable March 31, 1998 was executed.

8.    CAPITAL LEASE OBLIGATION:

      The Company entered into a capital lease agreement for office equipment expiring in 2001, with monthly payments of approximately $2,200. The obligation is collateralized by the respective equipment.

      The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of April 30, 1997 (substantially the same as of December 23, 1997):


           For the Fiscal Year
            Ending April 30,                                   Amount
            ----------------                                   ------

                   1998                                       $26,695
                   1999                                        26,695
                   2000                                        26,695
                   2001                                         2,214
                                                              -------

           Net minimum lease payments                          82,299
           Less amount representing interest                   10,309
                                                              -------

           Present value of net minimum lease payments         71,990
           Less current portion                                11,818
                                                              -------

                                                              $60,172
                                                              =======


9.    COMMITMENTS:

      Lease Commitments:


      The Company leases showroom, administrative and warehouse space under noncancelable long-term leases expiring in November 2000. Approximate minimum annual future rentals (exclusive of real estate taxes, maintenance etc.) as of April 30, 1997 (substantially the same as of December 23,
      1997) are as follows:



          For the Fiscal Year Ending
                 April 30,                                    Amount
                 ---------                                    ------
           1998                                              $502,000
           1999                                               185,000
           2000                                               110,000
                                                             --------

                                                             $797,000
                                                             ========



      Rental expense charged to operations was approximately $291,000 for the period from May 1, 1997 to December 23, 1997.

10.   SALES TO MAJOR CUSTOMERS:

      Sales activity with one major customer accounted for approximately $2,356,000 or 18% of net sales for the period from May 1, 1997 to December 23, 1997.

                              THE HE-RO GROUP, LTD
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)


                                                                  Historical
                                             -----------------------------------------------
                                             The He-Ro Group, Ltd.
                                                   11/30/97         Nah Nah Collections, Inc.
                                                   Per 10 Q                 12/23/97                Pro Forma
                                                 (Unaudited)               (Unaudited)             Adjustments            Total
                                                 -----------               -----------             -----------            -----
ASSETS:
Current assets:
    Cash                                            $    575                                                             $   575
    Due to factor                                                            $   462                                         462
    Accounts receivable                                5,263                     389                                       5,652
    Inventories                                        9,671                   4,799                                      14,470
    Other current assets                                 564                     427                                         991
                                                    --------                 -------                                     -------

           Total current assets                       16,073                   6,077                                      22,150

Property and equipment                                   387                     346                                         733

Goodwill                                                                                (1)          $ 8,553               8,553

Other assets                                             964                      96                                       1,060
                                                    --------                 -------                 -------             -------

           Total assets                             $ 17,424                 $ 6,519                 $ 8,553             $32,496
                                                    ========                ========                 =======             =======

LIABILITIES AND STOCKHOLDERS' EQUITY
 (DEFICIT):
Current liabilities:
    Loans to financial institutions                 $  8,135                 $ 2,949    (4)          $(2,750)            $ 8,334
    Accounts payable                                   8,529                   1,170                                       9,699
    Accrued expenses and
      miscellaneous liabilities                        3,040                     760    (4)           (1,365)              2,435
                                                    --------                 -------                 -------             -------
           Total current liabilities                  19,704                   4,879                  (4,115)             20,468
                                                    --------                 -------                 -------             -------

Long-term portion of capital
    lease obligation                                                              60                                          60
                                                                            --------                                   ---------
Long-term debt - stockholders -
    subordinated                                       5,296                     250    (4)            4,115               9,661
                                                    --------                --------                 -------           ---------

Stockholders' equity (deficit):
    Common stock                                          67                      50    (2)                3                 120
    Additional paid in capital                        40,166                     250    (2)          (39,259)              1,157
    Retained earnings (deficit)                      (47,809)                  1,030    (2)           47,809               1,030
                                                    --------                --------                 -------           ---------

                                                      (7,576)                  1,330                   8,553               2,307
                                                    --------                --------                 -------           ---------

           Total liabilities and
              stockholders' equity                  $ 17,424                 $ 6,519                 $ 8,553             $32,496
                                                    ========                 =======                 =======             =======

           (SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION)

                              THE HE-RO GROUP, LTD
                          PRO FORMA COMBINED CONDENSED
                             STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)


                                                            Historical
                                       -----------------------------------------------------
                                       The He-Ro Group, Ltd.       Nah Nah Collections, Inc.
                                        For The Year Ended             For The Year Ended
                                             5/31/97                        4/30/97                  Pro Forma
                                             Per 10-K                     (Unaudited)               Adjustments        Total
                                             --------                     -----------               -----------        -----
Revenues                                     $46,654                         $21,329                                   $67,983

Cost of goods sold                            30,927                          16,262                                    47,189
                                              ------                          ------                                    ------

Gross profit                                  15,727                           5,067                                    20,794

Operating expenses                            19,321                           4,413   (3)             $1,026           24,760

Restructuring and other charges                2,779                                                                     2,779
                                             -------                         -------                   ------          -------

Operating income (loss)                       (6,373)                            654                    1,026           (6,745)

Interest expense                               2,316                             452                                     2,768
                                             -------                         -------                   ------          -------

Income (loss) before provision
    for income taxes                          (8,689)                            202                    1,026           (9,513)

Provision for income taxes                                                        54                                        54
                                             -------                         -------                   ------          -------

Net (loss) income                            $(8,689)                        $   148                   $1,026          $(9,567)
                                             =======                         =======                   ======          =======

Weighted average shares outstanding                                                                                     11,995

Basic loss per share                                                                                                     $(.80)

           (SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION)

                              THE HE-RO GROUP, LTD
                          PRO FORMA COMBINED CONDENSED
                             STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)


                                                              Historical
                                          ----------------------------------------------------
                                          The He-Ro Group, Ltd.
                                           For The Six Months        Nah Nah Collections, Inc.
                                                 Ended                 For The Period 5/1/97
                                                11/30/97                        To
                                                Per 10-Q                     12/23/97               Pro Forma
                                               (Unaudited)                  (Unaudited)             Adjustments      Total
                                               -----------                  -----------             -----------      -----
Revenues                                         $20,820                      $12,872                                $33,692

Cost of goods sold                                13,437                        9,766                                 23,203
                                                 -------                      -------                                -------

Gross profit                                       7,383                        3,106                                 10,489

Operating expenses                                 7,826                        3,074   (3)            $684           11,584
                                                 -------                      -------                  ----          -------

Operating income (loss)                             (443)                          32                   684           (1,095)

Interest expense                                   1,175                          250                                  1,425
                                                 -------                      -------                  ----          -------

Loss before provision
    for income taxes                              (1,618)                        (218)                  684           (2,520)

Credit for income taxes                                                           (94)                                   (94)
                                                 -------                      -------                  ----          -------

Net loss                                         $(1,618)                     $  (124)                 $684          $(2,426)
                                                 =======                      =======                  ====          =======


Weighted average shares outstanding                                                                                   11,995

Basic loss per share                                                                                                   $(.20)

           (SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION)

Notes to Pro Forma Financial Information:

Accounting for the Reverse Acquisition:

On December 24, 1997, The He-Ro Group, Ltd. ("He-Ro") acquired from Hong J. Han all of the outstanding common stock of Nah Nah Collections, Inc. ("Nah Nah"), in exchange for the issuance by He-Ro to Mr. Han of 5,277,905 shares of Common Stock of He-Ro (equivalent to 44% of He- Ro's issued and outstanding capital stock). In addition, the former principal shareholder of He-Ro granted to Mr. Han, or his designee, an irrevocable proxy to vote 4,430,748 shares of He-Ro common stock owned by her, giving Mr. Han voting control over a total of approximately 81% of He-Ro's issued and outstanding stock. For accounting purposes, the acquisition has been treated as the acquisition of He-Ro by Nah Nah with Nah Nah as the accounting acquiror (reverse acquisition). The accompanying unaudited pro forma combined financial information gives effect to the acquisition as if such transaction occurred for balance sheet purposes, on December 23, 1997 with respect to Nah Nah and November 30, 1997 with respect to He-Ro and, for statement of operations purposes, on May 1, 1996 with respect to Nah Nah and June 1, 1996 with respect to He-Ro.

Goodwill has been recognized to the extent the aggregate fair value of He-Ro's outstanding stock exceeds the fair value of the net assets of He-Ro as of December 24, 1997. The market quoted price per share of He-Ro's outstanding shares was $.40 on December 24, 1997.

Basis (loss) Per Share:

Pro forma loss per share has been determined based on the amount of pro forma net loss divided by the sum of the weighted average number of shares of He-Ro outstanding during the periods plus the 5,277,905 shares issued by He-Ro in the acquisition.

Pro Forma Adjustments:

1.     To record the goodwill arising from this reverse acquisition.

2.     To adjust the equity accounts for the effects of this transaction.

3. To record amortization expense related to the goodwill recorded in connection with this transaction. Although for the purpose of this pro forma financial information goodwill has assumed to have been amortized over 10 years, the Company intends to subject such amount to an impairment review at the end of the first full financial year following the acquisition (May 31, 1999).

4. To reflect junior bank group debt acquired by Mr. Han and reclassified as long-term subordinated debt on the acquisition date. Although the debt is payable on demand, it is subordinated to the Company's indebtedness to financial institutions and Mr. Han has agreed not to demand payment prior to May 31, 1999.